UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
   (Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 9, 2022

  Stronghold Digital Mining, Inc.
(Exact Name of Registrant as Specified in Its Charter)

  Delaware
(State or other Jurisdiction of Incorporation)

001-40931 (Commission File No.)	86-2759890 (I.R.S. Employer Identification No.)

595 Madison Avenue, 28th Floor New York, NY (Address of Principal Executive Offices))	10022 (Zip Code)

(845)-579-5992
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	SDIG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Stronghold Digital Mining, Inc. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission on November 9, 2022 (the “Initial 8-K”). The sole purpose for filing this Form 8-K/A is to correct certain information contained in Exhibit 99.1 to the Initial 8-K related to the Company’s financial statements, as described further below. Except as stated in this Form 8-K/A, no other changes have been made to the Initial 8‑K or Exhibit 99.1 thereto. A correct Exhibit 99.1 is attached to this Form 8-K/A as an exhibit.

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2022, prior to filing of the Initial 8-K, the Company issued an earnings press release announcing its financial results for the quarter ended September 30, 2022. The unaudited condensed consolidated balance sheets, unaudited condensed consolidated statement of operations and unaudited condensed consolidated statement of cash flow included in the earnings press release filed on November 9, 2022 and the Company’s Quarterly Report on Form 10-Q filed on November 10, 2022 were correct, however, the unaudited condensed consolidated balance sheets, unaudited condensed consolidated statement of operations, unaudited condensed consolidated statement of cash flow and written description of the third quarter financial results included on Exhibit 99.1 to the Initial 8-K contained incorrect figures due to a clerical error when submitting the Initial 8-K to the printer. The corrected items for Exhibit 99.1 to the Initial 8-K are presented in the excerpts below (with original reported items struck and the corrected items in bold type and underlined).

***

STRONGHOLD DIGITAL MINING, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2022		December 31, 2021
	(unaudited)
ASSETS:
Cash and cash equivalents	$16,723,511		$31,790,115
Digital currencies	2,186,704		7,718,221
Digital currencies, restricted	-		2,699,644
Accounts receivable	775,038		2,111,855
Due from related parties	58,735 ~~856,156~~		-
Prepaid insurance	980,180		6,301,701
Inventory	3,316,716		3,372,254
Assets held for sale	39,008,651		-
Other current assets	1,527,938		661,640
Total current assets	64,577,473 ~~65,374,894~~		54,655,430
Equipment deposits	24,385,876		130,999,398
Property, plant and equipment, net	182,869,685 ~~194,479,685~~		166,657,155
Land	1,748,439		1,748,440
Road bond	211,958		211,958
Security deposits	348,888		348,888
TOTAL ASSETS	$274,142,319 ~~286,549,740~~		$354,621,269
LIABILITIES:
Current portion of long-term debt, net of discounts and issuance fees	$90,298,367		$45,799,651
Financed insurance premiums	307,385		4,299,721
Forward sale contract	-		7,116,488
Accounts payable	28,491,137 ~~33,963,438~~		28,650,659
Due to related parties	2,212,145		1,430,660
Accrued liabilities	7,385,258 ~~7,197,121~~		5,053,957
Total current liabilities	128,694,292 ~~133,978,456~~		92,351,136
Asset retirement obligation	992,201		973,948
Contract liabilities	132,093		187,835
Paycheck Protection Program Loan	-		841,670
Warrant liabilities	5,056,065		-
Long-term debt, net of discounts and issuance fees	7,607,240		18,378,841
Total long-term liabilities	13,787,599		20,382,294
Total liabilities	142,481,891 ~~147,766,055~~		112,733,430
COMMITMENTS AND CONTINGENCIES REDEEMABLE COMMON STOCK:

Common Stock – Class V; $0.0001 par value; 34,560,000 shares authorized; 27,057,600 and 27,057,600 shares issued and outstanding as of September 30, 2022, and December 31, 2021, respectively.	29,433,528		301,052,617
Total redeemable common stock	29,433,528		301,052,617
STOCKHOLDERS’ EQUITY (DEFICIT):
Noncontrolling Series A redeemable and convertible preferred stock; $0.0001 par value; $5,000,000 aggregate liquidation value; 1,152,000 and 1,152,000 shares issued and outstanding as of September 30, 2022, and December 31, 2021, respectively.	34,140,047 ~~34,751,437~~		37,670,161
Common Stock – Class A; $0.0001 par value; 685,440,000 shares authorized; 23,063,813 and 20,016,067 shares issued and outstanding as of September 30, 2022, and December 31, 2021, respectively.	2,307		2,002
Accumulated deficits	(211,325,844) ~~(186,345,3~~	)	(338,709,688)
Additional paid-in capital	279,410,390 ~~260,941,756~~		241,872,747
Total stockholders’ equity (deficit)	102,226,900 ~~109,350,157~~		(59,164,778)
Total redeemable common stock and stockholders' equity (deficit)	131,660,428 ~~138,783,685~~		241,887,839
TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)	$274,142,319 ~~286,549,740~~		$354,621,269

STRONGHOLD DIGITAL MINING, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended,			Nine months ended,
	September 30,		September 30,	September 30,		September 30,
	2022		2021	2022		2021
	(unaudited)		(unaudited)	(unaudited)		(unaudited)
OPERATING REVENUES:
Cryptocurrency mining	$12,283,695		$2,060,523	$50,715,424		$3,901,426
Energy	11,454,016		2,388,752	26,946,549		5,875,574
Capacity	878,610		1,069,040	4,591,038		2,352,276
Cryptocurrency hosting	93,279		499,724	282,327		1,742,242
Other	39,171		1,674	91,941		34,797
Total operating revenues	24,748,771		6,019,713	82,627,279		13,906,315
OPERATING EXPENSES:
Fuel	8,466,588		2,411,186	26,485,096		6,511,706
Operations and maintenance	19,528,088~~19,410,875~~		2,835,315	47,449,177~~47,331,964~~		6,040,173
General and administrative	11,334,212~~11,712,544~~		3,469,830	32,848,291~~33,226,623~~		6,377,677
Impairments on digital currencies	465,651		91,040	8,176,868		466,286
Impairments on equipment deposits	-		-	12,228,742		-
Impairments on miner assets	11,610,000~~0~~		-	16,600,000~~4,990,000~~		-
Realized gain on sale of digital currencies	(185,396)		-	(936,506)		(149,858)
Loss on disposal of fixed assets	461,940~~0~~		-	2,231,540~~0~~		-
Realized loss on sale of miner assets	0		-	8,012,248~~0~~		-
Depreciation and amortization	12,247,245		1,158,374	37,234,126		2,463,549
Total operating expenses	63,928,328~~52,117,507~~		9,965,745	190,329,582~~168,736,913~~		21,709,533
NET OPERATING LOSS	(39,179,557) ~~(27,368,73~~	)	(3,946,032)	(107,702,303)~~(86,109,63~~	)	(7,803,218)
OTHER INCOME (EXPENSE):
Interest expense	(3,393,067)~~(2,530,56~~	)	(2,460,668)	(10,813,302)~~(9,950,80~~	)	(2,594,751)
Loss on debt extinguishment	(28,697,021~~(15,316,51~~	)	-	(28,697,021)~~(15,316,51~~	)	-
Impairment on assets held for sale	(4,159,004)		-	(4,159,004)		-
Gain on extinguishment of PPP loan	-		-	841,670		638,800
Changes in fair value of warrant liabilities	1,302,065		92,979	1,302,065		(98,498)
Realized gain on sale of derivative contract	90,953		-	90,953		-
Loss on disposal of fixed assets	0~~(461,940~~	~~)~~	-	0~~(2,231,540~~	~~)~~	-
Realized loss on sale of miner assets	0		-	0~~(8,012,248~~	~~)~~	-
Changes in fair value of forward sale derivative	-		-	3,435,639		-
Changes in fair value of convertible note	(1,204,739)		-	(2,167,500)		-
Waste coal tax credits	-		23,356	53,443		47,152
Other	20,000		10,336	50,000		48,521
Total other income (expense)	(36,040,813~~)(22,259,74~~	)	(2,333,997)	(40,063,057)~~(36,063,83~~	)	(1,958,776)
NET LOSS	(75,220,370) ~~(49,628,47~~	)	(6,280,029)	(147,765,360)~~(122,173,46~~	)	(9,761,994)
NET LOSS attributable to noncontrolling interest	(44,000,155~~)(29,030,17~~	)~~)~~	(4,328,460)	(86,435,347)~~(71,465,37~~	)	(6,730,940)
NET LOSS attributable to Stronghold Digital Mining, Inc	$(31,220,215)~~(20,598,30~~	)~~)~~	$(1,951,569)	$(61,330,013)~~(50,708,09~~	)	$(3,031,054)
NET LOSS per share attributable to Class A common shareholders
Basic	$(1.27)~~(0.8~~	)	$(6.05)	$(2.82)~~(2.3~~	)	$(17.05)
Diluted	$(1.27)~~(0.8~~	)	$(6.05)	$(2.82)~~(2.3~~	)	$(17.05)
Weighted average number of Class A common shares outstanding
Basic	24,631,626~~24,098,289~~		322,342	21,772,057~~21,592,286~~		173,532
Diluted	24,631,626~~24,098,289~~		322,342	21,772,057~~21,592,286~~		173,532

STRONGHOLD DIGITAL MINING, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended,
	September 30, 2022		September 30, 2021
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(147,765,360(~~122,173,469)~~		$(9,761,994)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	37,234,126		2,463,549
Gain on extinguishment of PPP loan	(841,670)		(638,800)
Realized gain on sale of derivative contract	(90,953) ~~0~~		-
Loss on disposal of fixed assets	2,231,540		-
Write-off of bad debts	-		150,162~~0~~
Realized loss on sale of miner assets	8,012,248		-
Amortization of debt issuance costs	2,681,039~~2,681,038~~		643,025~~0~~
Stock-based compensation	9,123,124~~9,073,124~~		1,246,460~~269,932~~
Loss on debt extinguishment	28,697,021~~0~~		-
Impairment on assets held for sale	4,159,004~~0~~		-
Impairments on equipment deposits	12,228,742		-
Impairments on miner assets	16,600,000~~4,990,000~~		-
Changes in fair value of warrant liabilities	(1,302,065)		98,498
Changes in fair value of forward sale derivative	(3,435,639)		-
Forward sale contract prepayment	970,000		-
Changes in fair value of convertible note	2,167,500		-
Accretion of asset retirement obligation	18,253		-
(Increase) decrease in digital currencies:
Mining revenue	(50,715,424)		(3,901,426)
Net proceeds from sale of digital currencies	46,209,822~~46,209,821~~		434,529
Impairments on digital currencies	8,176,868		466,286~~375,246~~
(Increase) decrease in assets:
Accounts receivable	1,336,817		(242,489)~~(710,72~~	)
Prepaid insurance	5,321,521~~5,321,522~~		(278,538) ~~0~~
Due from related parties	(58,735)~~(856,15~~	)~~)~~	302,973
Inventory	55,538		29,291~~77,071~~
Other current assets	(866,298)		(3,713,832)~~(134,79~~	)
Increase (decrease) in liabilities:
Accounts payable	4,878,600~~5,312,778~~		21,141,055~~5,550,196~~
Due to related parties	781,485~~781,486~~		37,280~~319,071~~
Accrued liabilities, excluding sales tax liabilities	(407,909)~~(596,04~~	)~~)~~	3,832,362~~58,866~~
Contract liabilities	(55,742)		147,836~~147,841~~
NET CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES	(14,656,547)		12,456,227~~(5,049,958~~	~~)~~
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of land	-		(29,919)
Purchases of property, plant and equipment	(68,052,422)		(34,735,332)~~(12,738,79~~	)
Proceeds from sale of equipment deposits	13,844,780		-
Equipment purchase deposits - net of future commitments	(13,656,428)		(85,624,852)~~(78,688,46~~	)
NET CASH FLOWS USED IN INVESTING ACTIVITIES	(67,864,070)		(120,390,103)~~(91,457,17~~	)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of debt	(34,490,545)		(7,811,150)~~(188,16~~	)
Repayments of financed insurance premiums	(3,992,336)		-
Proceeds from debt, net of debt issuance costs paid in cash	97,337,454		-
Proceeds from promissory note	-		38,987,333~~39,100,000~~
Proceeds from equipment financing agreement	-		24,157,178~~0~~
Proceeds from PPP loan	-		841,670
Proceeds from private placements, net of issuance costs paid in cash	8,599,440		97,064,318
Repayments of EIDL loan	-		(150,000)
Repayments of related-party debt	-		(2,024,250)
Buyout of Aspen Interest	-		(2,000,000)
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	67,454,013		149,065,099~~132,643,570~~
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(15,066,604)		41,131,223~~36,136,436~~
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	31,790,115		303,187
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,723,511		$41,434,410~~36,439,623~~

Third Quarter 2022 Financial Results

Revenues in the third quarter of 2022 increased 311% to $24.7 million compared to $6.0 million in the same quarter a year ago. This is primarily due to a $10.2 million increase in cryptocurrency mining revenue from deploying additional miners, and a $9.1 million increase in energy revenue driven by higher prevailing power prices per MW and higher MW generation as a result of the November 2021 Panther Creek Plant acquisition.

Operating expenses in the third quarter of 2022 increased 541% ~~423%~~ to $63.9 million ~~$52.1 million~~ compared to $10.0 million in the same quarter a year ago due to several factors. Operations and maintenance expense increased by $16.7 million ~~$16.6 million~~ as a result of the November 2021 Panther Creek Plant acquisition, higher labor and maintenance costs related to the previously disclosed planned maintenance, and the ramp up of cryptocurrency mining operations. Depreciation and amortization increased by $11.1 million primarily from deploying additional miners and transformers. General and administrative costs increased by $7.9 million ~~$8.2 million~~ due to legal and professional fees, insurance costs, and compensation as the Company continues to organize and scale operations. Fuel expenses increased by $6.1 million driven by higher MW generation, primarily due to the November 2021 Panther Creek Plant acquisition, and increased fuel delivery costs from higher diesel prices.

Net loss for the third quarter of 2022 was ($75.2) million ~~($49.6) million~~ compared to a net loss of ($6.3) million for the same quarter a year ago.

Adjusted EBITDA for the third quarter of 2022 was a loss of ($3.0) million, compared to $0.0 million for the same quarter a year ago (see reconciliation of Non-GAAP financial measures).

***

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	Corrected version of the press release issued by Stronghold Digital Mining, Inc. dated as of November 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stronghold Digital Mining, Inc.

	By:	/s/ Gregory A. Beard
Gregory A. Beard
Chief Executive Officer and Co-Chairman

Date: November 10, 2022